UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-121

Name of Registrant: Vanguard Wellington Fund

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2002 - May 31, 2003

Item 1: Reports to Shareholders

Vanguard(R) Wellington(TM) Fund

Semiannual Report

May 31, 2003

The Vanguard Group(R)

[Cover Art]

Eternal Principles

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.
     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.
     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.
     These principles are timeless. As you know, they're the basis of Wellington Fund, which was established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

SUMMARY
* The Investor Shares of Vanguard Wellington Fund returned 6.0% during the 2003 fiscal half-year, reflecting the strong returns of both stocks and bonds.
* The broad stock market struggled, then surged, during the half-year, ending the period with a solid return of 5.1%. Demand for bonds remained heavy, and fixed income securities posted excellent results.
* Wellington's value-oriented stocks performed well during the period, and its high-quality corporate bonds fared even better.

CONTENTS
 1Letter from the Chairman
 4Report from the Adviser
 7Fund Profile
 9Glossary of Investment Terms
11Performance Summary
12Financial Statements
27Advantages of Vanguard.com

Letter from the Chairman
[Photo--John J. Brennan]

Fellow Shareholder,
Vanguard Wellington Fund's Investor Shares returned 6.0% during the first half of the fund's 2003 fiscal year. Your fund's six-month return was the result of the solid performance of its stock holdings and the excellent performance of its bonds.
     The adjacent table shows total returns (capital change plus reinvested distributions) for your fund and its comparative standards.
     Information on the fund's per-share distributions and the change in its net asset values can be found in the table that follows this letter. Vanguard Wellington Fund's yield as of May 31, 2003, was 2.4% for Investor Shares and 2.5% for Admiral Shares.

----------------------------------------------------------------------
Total Returns                                Six Months Ended
                                                 May 31, 2003
----------------------------------------------------------------------
Vanguard Wellington Fund
 Investor Shares                                         6.0%
 Admiral Shares                                          6.1
Average Balanced Fund*                                   5.0
Wellington Composite Index**                             5.9
----------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Weighted 65% S&P 500 Index and 35% Lehman Credit A or Better Index.

STOCKS LEAPED  FORWARD AFTER A WEAK START
U.S. stocks initially drifted lower during the six-month period, but began a rally at the start of the Iraqi war in mid-March that continued through the end of May. The overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, gained 5.1%: A -9.5% return during the first three months of the period was followed by a return of 16.1% in the latter half. Fueling this advance was the swift, successful conclusion of the war as well as the continued strength of consumer spending and the residential housing market. However, the job market and manufacturing data showed ongoing signs of weakness.
     The returns of small-capitalization stocks, as represented by the Russell 2000 Index, outpaced those of the large-cap stocks in the Russell 1000 Index by a two-to-one margin. Across the market-cap spectrum, value stocks (those that generally trade at below-market valuations relative to their book values) produced returns that were modestly better than the results of growth stocks (those expected to produce above-average earnings growth).
     International equity markets were mixed. Pacific markets--particularly Japan--experienced

--------------------------------------------------------------------------------
Admiral(TM) Shares A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------
poor results, while European and most non-Asian emerging markets produced respectable returns when measured in U.S. dollars.

INTEREST RATES  CONTINUED  THEIR  DOWNWARD  MARCH
The U.S. bond market generated strong results. The Lehman Brothers Aggregate Bond Index, a proxy for the broad investment-grade bond market, returned 6.3%. Bond prices rose as interest rates declined even further from the 40-year lows at which they began the period.
     At the short-term end of the fixed income maturity range, the yield of the 3-month U.S. Treasury bill--a fair proxy for money market yields--fell 11 basis points (0.11 percentage point) during the six months to 1.10%. Longer-term interest rates followed suit, as the yield of the 10-year Treasury note approached an all-time low, declining 84 basis points (0.84 percentage point) to 3.37%.

--------------------------------------------------------------------------------
Market Barometer                                                  Total Returns
                                                     Periods Ended May 31, 2003
                                                  ------------------------------
                                                     Six         One       Five
                                                  Months        Year     Years*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                     4.6%       -7.7%      -0.8%
Russell 2000 Index (Small-caps)                     9.3        -8.2        0.6
Wilshire 5000 Index (Entire market)                 5.1        -7.2       -0.9
MSCI All Country World Index Free
 ex USA (International)                             4.6       -10.8       -3.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                         6.3%       11.6%       7.8%
 (Broad taxable market)
Lehman Municipal Bond Index                         6.5        10.4        6.5
Citigroup 3-Month Treasury Bill Index               0.6         1.5        4.0
================================================================================
CPI
Consumer Price Index 1.2% 2.1% 2.4%
--------------------------------------------------------------------------------
*Annualized.

     The performance of corporate bonds was especially solid. Across all maturities, corporate debt outperformed Treasuries. And the riskiest of bonds carried the biggest rewards during the six months. The Lehman High Yield Index, which tracks the performance of bonds that are issued by companies with low credit ratings, returned 16.8% during the period.

WELLINGTON'S STOCKS PERFORMED WELL, ITS BONDS EVEN  BETTER
As noted earlier, the Wellington Fund's six-month return was superior to that of its average mutual fund peer and in line with that of its composite index. The fund's stock holdings returned 5.0%, and its bond holdings returned 9.2%.
     On the stock side, the fund's selections in the financial services and utilities sectors--groups that are typically home to the value-oriented shares that Wellington emphasizes--performed well. Together, these two sectors accounted for an average of nearly 29% of the fund's equity assets. Energy-related companies also fared well. The materials & processing sector--a group that includes aluminum manufacturers, chemical companies, and papermakers--was a trouble spot for the fund. While that sector's return in the Standard & Poor's 500 Index was slightly positive, the fund's return for materials & processing stocks was -4.0%, the worst performance of the 12 equity sectors.
     The six-month return of Wellington's bond portion, which emphasizes high-quality, intermediate-term securities, was excellent primarily because of the strong demand for bonds in general and corporate bonds in particular. Bond prices rose as interest rates fell, with the increase in principal supplementing the interest income paid by fixed income securities. The return of Wellington's bonds was even with that of its bond benchmark, the Lehman Credit A or Better Index.
     For information on specific securities held by the fund, see the Report from the Adviser on page 4.

THE VIRTUES OF BALANCED INVESTING
During the depth of a bear market or the height of a bull market, balanced investing can be a tough sell. But the long run is made up of an unpredictable mix of ups and downs. That's why we always have recommended--and always will recommend--that investors build and maintain portfolios that include exposure to different asset classes and different types of investments, regardless of the market environment.
     Vanguard Wellington Fund, with its long history of sound investment management and low costs, is a great example of the power of balanced investing. Thank you for making the fund part of your portfolio and for entrusting your hard-earned money to us.


Sincerely,
John J. Brennan
Chairman and Chief Executive Officer                               June 10, 2003


--------------------------------------------------------------------------------
Your Fund's Performance at a Glance              November 30, 2002-May 31, 2003

                                                        Distributions Per Share
                                                      --------------------------
                               Starting       Ending       Income       Capital
                            Share Price  Share Price    Dividends         Gains
--------------------------------------------------------------------------------
Wellington Fund
Investor Shares                  $25.27       $26.35       $0.400        $0.000
Admiral Shares                    43.66        45.53        0.719         0.000
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

The Investor Shares of Vanguard Wellington Fund returned 6.0% during the six months ended May 31, 2003. This compares with a return of 5.0% for the average balanced mutual fund and a 5.9% gain for the unmanaged composite index, which is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds.
     The equity portion of the fund, which accounted for about 66% of net assets on May 31, returned 5.0%, while the S&P 500 Index advanced 3.9%. The fixed income portion of the fund earned a return of 9.2%, compared with a 9.2% gain for the Lehman Credit A or Better Index.


THE INVESTMENT ENVIRONMENT
The equity market moved higher during the six months, but was quite volatile. The decline that occurred from December through mid-March gave way to a rapid ascent from mid-March through May.
     Two key factors drove investor behavior during the period. First, a decisive military victory in Iraq alleviated concerns that the war would be more costly than originally projected and that it would lead to wide-ranging terrorist activity. Second, interest rates fell significantly. The yield of the 10-year U.S. Treasury note declined to 3.4%, from 4.2% at the beginning of the period, amid the growing belief that low interest rates are here to stay. Yield spreads--the difference between yields of corporate bonds and those of similar-maturity Treasury securities--also contracted, as companies began to repair their balance sheets. The combination of these factors compelled investors to assign higher valuations to stocks and bonds alike.
     The heightened interest in the stock market was also buoyed by the tax cut approved by the U.S. Congress (which was especially positive for dividend-paying companies), by the declining value of the U.S. dollar (which generally helps both earnings and sales for most large U.S. companies), and by the relative attractiveness of stocks versus bonds. In summary, investors displayed renewed interest in stocks as a source of income and were also willing to pay higher prices for future earnings.

--------------------------------------------------------------------------------
Investment Philosophy

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in equities and the balance in fixed income securities. Consistent with this approach, dividend-paying stocks dominate the fund's equity segment, while high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.
--------------------------------------------------------------------------------

OUR SUCCESSES
Our positive performance relative to the S&P 500 was due mainly to our positioning and stock selection within the energy, transportation, and insurance sectors. Stocks that performed well in these sectors were Halliburton, FedEx, and Ace, respectively. Overall, our biggest gainer was Alcatel, the French telecommunications equipment maker, which experienced a big pickup in demand for DSL equipment from local telephone companies. We eliminated Alcatel from the fund owing to the rise in its share price.


OUR SHORTFALLS
We experienced disappointments in the health care sector, as both Baxter International and Schering-Plough declined. Both companies are undergoing product transitions, which have led to lower-than-expected earnings. We also participated in the drop in price of Imperial Chemical Industries, a company that has seen poor execution and weak profitability in its chemical business. However, we have a positive outlook on the company's prospects because of its attractive yield and improving cash flow.


THE FUND'S  POSITIONING
The fund's sector weightings changed only modestly during the six months; our stake among financial and health care companies increased and our commitment to industrial companies declined. Our biggest overweights relative to the index were in the industrials and materials sectors, where we expect a weak dollar to provide earnings support going forward. The portfolio is significantly under-weighted in financials, consumer-related, and technology companies. This position is based mostly on our concerns about valuations and on our opinion that these companies have less leverage to benefit from improvement in the economy.
     This is my first report to you, as I succeeded Ernst H. von Metzsch on January 1, 2003, as manager of the fund, working with Paul D. Kaplan on the fixed income side. Of course, we will remain true to Vanguard Wellington Fund's traditional investment approach, which is to invest 60%-70% of the portfolio with a long-term view in attractively priced value stocks (and, to a lesser extent, in growth stocks that are out of favor) and 30%-40% of the portfolio in investment-grade corporate bonds. We tend to favor high-quality companies with established business models in industries where cash flows are likely to be positive and capital spending is reasonable relative to the industry's long-term growth opportunities. We feel this approach has contributed substantially to the Wellington Fund's success over its long history.

Edward P. Bousa, Vice President and Portfolio Manager
Wellington Management Company, llp                                 June 17, 2003

(A table showing significant portfolio changes is on the next page.)

--------------------------------------------------------------------------------
Equity Portfolio Changes                          Six Months Ended May 31, 2003

                     Comments
--------------------------------------------------------------------------------
Additions
Cardinal  Health     Quality pharmaceutical distributor now trading  at  a  low valuation.
--------------------------------------------------------------------------------
Sony                 This large consumer electronics manufacturer's stock de-
                     clined sharply; management is focused on improving margins.
--------------------------------------------------------------------------------
BP                   Company has strong cash flow and is benefiting from high
                     energy prices and a low-cost position.
--------------------------------------------------------------------------------
Kraft  Foods         Leading food company purchased on weakness due to tobacco-
                     litigation news unrelated to Kraft.
--------------------------------------------------------------------------------
Rohm & Haas          Major chemical and materials company has strong cash flow
                     and good leverage in an improving economy.
--------------------------------------------------------------------------------
DaimlerChrysler      Company has a better product cycle than other industry
                     participants with less pension risk.
================================================================================
Eliminated
Northrup  Grumman    Large defense company has to digest another merger and
                     faces slowing earnings growth.
--------------------------------------------------------------------------------
CVS                  This drug chain is seeing a slowdown in consumer spending.
--------------------------------------------------------------------------------
General Motors       We're concerned about high incentives at auto manufacturers in North America.
--------------------------------------------------------------------------------
Dell Computer        Leading personal computer company achieved what we believed was a full valuation.
--------------------------------------------------------------------------------
Corus Group          Steel manufacturer is seeing poor results in Europe.
--------------------------------------------------------------------------------
Ford Motor           We're concerned about high incentives at auto manufacturers in North America.
--------------------------------------------------------------------------------


See page 12 for a complete
listing of the fund's holdings.

Fund Profile                                                  As of May 31, 2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with unmanaged market indexes. Key terms are defined on pages 9-10.

Wellington Fund
-----------------------------------------
Total Fund Characteristics
Yield
 Investor Shares                     2.4%
 Admiral Shares                      2.5%
Turnover Rate                        32%*
Expense Ratio
 Investor Shares                   0.38%*
 Admiral Shares                    0.24%*
Cash Investments                     3.4%
-----------------------------------------

----------------------------------------------
Ten Largest Stocks (% of equities)

Citigroup, Inc.                          3.1%
 (banking)
International Business Machines Corp.    2.1
 (computer hardware)
EnCana Corp.                             2.1
 (energy)
Abbott Laboratories                      2.0
 (pharmaceuticals)
Union Pacific Corp.                      1.9
 (railroad)
Alcoa Inc.                               1.8
 (metals and mining)
FPL Group, Inc.                          1.8
 (electric utilities)
Exelon Corp.                             1.6
 (electric utilities)
Verizon Communications                   1.6
 (telecommunications)
Ace, Ltd.                                1.6
 (insurance)
----------------------------------------------
Top Ten                                 19.6%
----------------------------------------------
Top Ten as % of Total Net Assets        12.9%
----------------------------------------------
The "Ten Largest Stocks" excludes any equity index products.

-------------------------------------------------------------------
Total Fund Volatility Measures

                                 Comparative               Broad
                      Fund           Index**    Fund      IndexY
-------------------------------------------------------------------
R-Squared             0.72              1.00    0.67        1.00
Beta                  0.47              1.00    0.44        1.00
-------------------------------------------------------------------

--------------------------------------------------------------------
Sector Diversification (% of equity portfolio)

                                          Comparative        Broad
                                 Fund         Index**       IndexY
--------------------------------------------------------------------
Auto & Transportation             7.9%            2.5%         2.6%
Consumer Discretionary            9.7            13.9         15.5
Consumer Staples                  4.7             8.0          7.0
Financial Services               19.0            21.9         22.5
Health Care                      10.0            14.3         13.9
Integrated Oils                   7.1             4.4          3.5
Other Energy                      4.4             1.7          2.4
Materials & Processing           10.5             3.1          3.6
Producer Durables                 5.8             3.6          3.9
Technology                        7.8            14.5         13.7
Utilities                        12.0             7.4          7.0
Other                             1.1             4.7          4.4
--------------------------------------------------------------------

-----------------------
Fund Asset Allocation
[Pie graph]
Cash Investments -- 3%
Bonds -- 31%
Stocks -- 66%
-----------------------

*Annualized.
**S&P 500 Index.
YWilshire 5000 Index.

Visit our website at
www.vanguard.com
for regularly  updated fund information.

----------------------------------------------------------------------
Equity Characteristics
                                            Comparative        Broad
                                 Fund            Index*      Index**
----------------------------------------------------------------------
Number of Stocks                  109               500        5,513
Median Market Cap              $21.1B            $49.6B       $26.9B
Price/Earnings Ratio            18.5x             20.7x        21.7x
Price/Book Ratio                 2.3x              2.9x         2.7x
Dividend Yield                   2.3%              1.7%         1.6%
Return on Equity                19.1%             22.3%        20.4%
Earnings Growth Rate             3.9%              8.5%         8.6%
Foreign Holdings                13.1%              0.0%         0.0%
----------------------------------------------------------------------


------------------------
Equity Investment Focus
[Chart]
Market Cap -- Large
Style -- Value
------------------------


----------------------------------------------------------------------------
Fixed Income Characteristics
                                              Comparative            Broad
                               Fund                IndexY          IndexYY
----------------------------------------------------------------------------
Number of Bonds                 189                 2,324            7,472
Yield to Maturity              3.7%                  3.5%             3.4%
Average Coupon                 6.6%                  6.2%             6.0%
Average Maturity          8.4 years             8.7 years        6.5 years
Average Quality                 Aa3                   Aa3              Aaa
Average Duration          5.5 years             5.5 years        3.8 years
----------------------------------------------------------------------------

------------------------------------------
Fixed Income Investment Focus
[Chart]
Credit Quality--Investment-grade Corporate
Average Maturity--Medium
------------------------------------------

--------------------------------------------
Distribution by Credit Quality (% of bonds)

Treasury/Agencyy                     18.7%
Aaa                                   8.5
Aa                                   21.0
A                                    38.1
Baa                                  11.7
Ba                                    0.0
B                                     0.0
Not Rated                             2.0
-------------------------------------------
Total                               100.0%
-------------------------------------------

-------------------------------------
Distribution by Issuer (% of bonds)

Asset-Backed                  1.4%
Commercial Mortgage-Backed    1.7
Finance                      32.2
Foreign                       2.5
Government Mortgage-Backed    9.2
Industrial                   33.5
Treasury/Agency               9.5
Utilities                     9.0
Other                         1.0
-------------------------------------
Total                       100.0%
-------------------------------------


*S&P 500 Index.
**Wilshire 5000 Index.
YLehman Credit A or Better Index.
YYLehman Aggregate Bond Index.
yIncludes government mortgage-backed bonds.

Glossary of Investment Terms

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by one percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
Average Maturity. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. The prices of longer-term bonds are more sensitive than those of shorter-term bonds to changes in interest rates.
--------------------------------------------------------------------------------
Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
Cash Investments. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other index-based products to simulate stock or bond investment.
--------------------------------------------------------------------------------
Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
Foreign Holdings. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
Price/Earnings Ratio. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
Turnover Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary                                           As of May 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


Wellington Fund
-----------------------------------------------------------------------
Fiscal-Year Total Returns (%) November 30, 1992-May 31, 2003
-----------------------------------------------------------------------
Wellington Fund Investor Shares Composite*

Fiscal              Capital       Income           Total         Total
Year                 Return       Return          Return        Return
-----------------------------------------------------------------------
1993                    8.4%         5.2%           13.6%         11.8%
1994                   -5.2          4.4            -0.8          -1.6
1995                   27.3          5.4            32.7          33.0
1996                   16.7          4.6            21.3          19.8
1997                   14.2          4.4            18.6          21.6
1998                    9.6          4.2            13.8          20.1
-----------------------------------------------------------------------
Fiscal              Capital       Income           Total         Total
Year                 Return       Return          Return        Return
-----------------------------------------------------------------------
1999                   -0.5%         4.1%            3.6%         11.0%
2000                    2.6          4.3             6.9          -0.1
2001                    3.8          3.8             7.6          -3.4
2002                   -7.4          3.1            -4.3          -8.1
2003**                  4.3          1.7             6.0           5.9
-----------------------------------------------------------------------
*Weighted 65% S&P 500 Index and 35% Lehman Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.
**Six months ended May 31, 2003.
Note: See Financial Highlights tables on pages 22 and 23 for dividend and capital gains information.

--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended March 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                            Ten Years
                              One         Five    ------------------------------
           Inception Date    Year        Years    Capital      Income     Total
--------------------------------------------------------------------------------
Wellington Fund
 Investor Shares 7/1/1929  -12.89%        2.35%      5.33%       4.16%     9.49%
 Admiral Shares 5/14/2001  -12.80        -5.02*        --          --        --
--------------------------------------------------------------------------------
*Return since inception.

Financial Statements                                    May 31, 2003 (unaudited)


Statement of Net Assets

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
Wellington Fund                                    Shares                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (65.6%)
--------------------------------------------------------------------------------
Auto & Transportation (5.1%)
  Union Pacific Corp.                           5,000,000               304,950
  Canadian National Railway Co.                 4,000,000               201,840
  CSX Corp.                                     6,000,000               196,500
  FedEx Corp.                                   3,000,000               191,940
  Norfolk Southern Corp.                        5,000,000               109,600
  DaimlerChrysler AG                            2,522,000                79,594
* British Airways PLC ADR                       3,000,000                69,480
  Canadian Pacific Railway Ltd.                 2,755,700                65,475
  Delta Air Lines, Inc.                         2,500,000                33,400
                                                                  --------------
                                                                      1,252,779
                                                                  --------------
Consumer Discretionary (6.4%)
  Waste Management, Inc.                        8,429,500               214,699
  McDonald's Corp.                             10,700,300               200,417
  Kimberly-Clark Corp.                          3,394,000               176,250
* AOL Time Warner Inc.                          9,552,000               145,381
  Omnicom Group Inc.                            1,806,000               126,077
* Accenture Ltd.                                7,000,000               122,640
  Gillette Co.                                  3,515,000               118,139
  Eastman Kodak Co.                             3,612,000               110,672
  Target Corp.                                  2,709,000                99,231
  Dollar General Corp.                          4,593,400                85,897
  Gannett Co., Inc.                             1,000,000                79,000
* Staples, Inc.                                 3,593,500                69,678
                                                                  --------------
                                                                      1,548,081
                                                                  --------------
Consumer Staples (3.1%)
  Altria Group, Inc.                            3,776,000               155,949
  PepsiCo, Inc.                                 3,484,900               154,033
  Kellogg Co.                                   2,836,000                99,827
  General Mills, Inc.                           2,000,000                93,560
  Kraft Foods Inc.                              2,716,000                87,998
  Sara Lee Corp.                                4,784,900                87,181
* Safeway, Inc.                                 3,427,300                64,570
                                                                  --------------
                                                                        743,118
                                                                  --------------
Financial Services (12.4%)
Citigroup, Inc.                                12,174,300               499,390
Ace, Ltd.                                       7,000,000               255,500
Wachovia Corp.                                  6,000,000               241,080
MBIA, Inc.                                      4,016,400               201,021
Bank One Corp.                                  5,267,100               196,779
KeyCorp                                         7,224,000               190,714
Merrill Lynch & Co., Inc.                       4,000,000               173,200
Marsh & McLennan Cos., Inc.                     3,418,000               171,344
Freddie Mac                                     2,829,500               169,232
American International
 Group, Inc.                                    2,839,500               164,350
U.S. Bancorp                                    6,409,400               151,903
PNC Financial Services Group                    2,851,000               140,412
Ambac Financial Group, Inc.                     1,967,900               131,279
The Hartford Financial
 Services Group Inc.                            2,485,000               115,900
CIGNA Corp.                                     1,924,000               107,936
Morgan Stanley                                  1,309,500                59,910
Archstone-Smith Trust REIT                      2,480,900                58,946
                                                                  --------------
                                                                      3,028,896
                                                                  --------------
12
--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
Wellington Fund                                    Shares                 (000)
--------------------------------------------------------------------------------
Health Care (6.5%)
Abbott Laboratories                             7,194,000               320,493
Schering-Plough Corp.                          12,504,700               230,712
Pfizer Inc.                                     6,515,000               202,095
AstraZeneca Group PLC ADR                       4,000,000               164,960
Baxter International, Inc.                      5,717,800               144,889
Wyeth                                           3,100,000               135,935
Cardinal Health, Inc.                           1,996,400               115,212
Becton, Dickinson & Co.                         2,557,800               102,312
Eli Lilly & Co.                                 1,480,800                88,507
Aventis SA ADR                                  1,663,700                87,278
                                                                  --------------
                                                                      1,592,393
                                                                  --------------
Integrated Oils (4.7%)
Royal Dutch Petroleum
 Co. ADR                                        5,090,910               231,891
Total SA ADR                                    2,742,500               201,711
BP PLC ADR                                      3,775,100               158,139
ExxonMobil Corp.                                4,000,000               145,600
ConocoPhillips                                  2,515,000               135,735
ChevronTexaco Corp.                             1,800,000               127,692
Repsol YPF, SA ADR                              4,874,500                76,725
Petrol Brasil ADR                               3,000,000                57,450
                                                                  --------------
                                                                      1,134,943
                                                                  --------------
Other Energy (2.9%)
EnCana Corp.                                    9,052,685               331,781
Schlumberger Ltd.                               3,500,000               170,170
Burlington Resources, Inc.                      2,455,500               130,854
Halliburton Co.                                 3,187,600                76,088
                                                                  --------------
                                                                        708,893
                                                                  --------------
Materials & Processing (6.9%)
Alcoa Inc.                                     11,853,900               291,724
E.I. du Pont de Nemours & Co.                   4,888,000               205,980
Weyerhaeuser Co.                                3,921,500               197,565
Alcan Inc.                                      6,515,000               196,753
Dow Chemical Co.                                5,243,100               166,731
Rohm & Haas Co.                                 3,507,000               113,732
International Paper Co.                         3,033,500               111,238
PPG Industries, Inc.                            2,200,000               106,986
Avery Dennison Corp.                            1,406,500                78,033
Temple-Inland Inc.                              1,416,600                66,070
Monsanto Co.                                    2,902,900                58,203
Akzo Nobel NV ADR                               1,829,800                46,898
Imperial Chemical Industries
 PLC ADR                                        2,972,727                27,349
                                                                  --------------
                                                                      1,667,262
                                                                  --------------
Producer Durables (3.8%)
Caterpillar, Inc.                               4,806,000               250,633
Pitney Bowes, Inc.                              4,582,000               175,995
The Boeing Co.                                  5,196,400               159,374
Parker Hannifin Corp.                           3,500,000               141,505
Emerson Electric Co.                            1,986,500               103,894
Pall Corp.                                      4,000,000                86,880
                                                                  --------------
                                                                        918,281
                                                                  --------------
Technology (5.1%)
International Business
 Machines Corp.                                 3,848,000               338,778
Hewlett-Packard Co.                             9,791,700               190,938
General Dynamics Corp.                          2,461,000               164,444
Intel Corp.                                     5,612,000               116,954
* Apple Computer, Inc.                          5,758,100               103,473
Sony Corp. ADR                                  3,492,000                95,471
* EMC Corp.                                     8,179,700                88,504
Motorola, Inc.                                  9,515,000                81,068
Microsoft Corp.                                 2,706,900                66,617
                                                                  --------------
                                                                      1,246,247
                                                                  --------------
Utilities (7.9%)
FPL Group, Inc.                                 4,208,400               279,732
Exelon Corp.                                    4,572,000               261,976
Verizon Communications                          6,815,000               257,948
Cinergy Corp.                                   4,509,000               171,071
SBC Communications Inc.                         6,136,600               156,238
Pinnacle West Capital Corp.                     4,048,600               153,280
Progress Energy, Inc.                           3,000,000               141,150
BellSouth Corp.                                 4,289,100               113,704
* Comcast Corp. Class A                         3,623,000               109,089
AT&T Corp.                                      5,227,800               101,890
ALLTEL Corp.                                    1,844,400                88,310
TXU Corp.                                       3,970,000                80,353
                                                                  --------------
                                                                      1,914,741
                                                                  --------------
Other (0.8%)
Honeywell International Inc.                    5,515,000               144,493
Tyco International Ltd.                         3,072,500                54,383
                                                                  --------------
                                                                        198,876
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $13,493,727)                                                  15,954,510
--------------------------------------------------------------------------------

                                                     Face
                                                   Amount
                                                    (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (5.8%)
--------------------------------------------------------------------------------
U.S. Government Securities (3.0%)
Private Export Funding Corp.
 (U.S. Government Guaranteed)
 5.75%, 1/15/2008                                $ 40,385                46,300
U.S. Treasury Bond
 6.25%, 8/15/2023                                 200,000               250,312
U.S. Treasury Note
 4.00%, 11/15/2012                                400,000               422,376
                                                                  --------------
                                                                        718,988
                                                                  --------------

--------------------------------------------------------------------------------
                                                     Face                Market
                                                   Amount                Value*
Wellington Fund                                     (000)                 (000)
--------------------------------------------------------------------------------
Mortgage-Backed Securities (2.8%)
Federal National Mortgage Assn.
(3) 4.51%, 5/1/2013                                21,108                21,629
Government National Mortgage Assn.
(3)5.50%, 2/15/2029-
    2/15/2033                                     197,098               206,041
(3)6.00%, 3/15/2028-
    1/22/2033                                     181,050               189,674
(3)6.50%, 1/15/2031-
    1/15/2032                                     117,595               123,313
(3)7.00%, 4/15/2023-
    8/15/2032                                     144,213               152,215
(3)8.00%, 6/15/2017-
    9/15/2017                                         104                   115
                                                                  --------------
                                                                        692,987
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (Cost $1,364,881)                                                    1,411,975
--------------------------------------------------------------------------------
CORPORATE BONDS (23.6%)
--------------------------------------------------------------------------------
Asset-Backed Securities (0.4%)
Bear Stearns Commercial
Mortgage Securities Inc.
(3)   4.74%, 3/15/2040                             25,000                26,546
(3)   5.61%, 1/1/2011                              17,250                19,401
California Infrastructure & Econ.
 Dev. Bank Special Purpose
 Trust SDG&E
 (3) 6.31%, 5/5/2005                               11,180                12,153
California Infrastructure Southern
California Edison SCU
(3) 6.42%, 12/26/2009                              16,110                18,210
Morgan Stanley Dean Witter Capital I
(3) 4.74%, 11/13/2036                              26,000                26,000
                                                                  --------------
                                                                        102,310
                                                                  --------------
Finance (10.0%)
Banking (3.6%)
Abbey National First Capital
 8.20%, 10/15/2004                                 20,000                21,833
Abbey National PLC
 6.69%, 10/17/2005                                 25,000                27,704
BB&T Corp.
 7.25%, 6/15/2007                                  36,900                43,416
Banc One Corp.
 7.875%, 8/1/2010                                  15,000                18,690
Bank of America Corp.
 7.80%, 2/15/2010                                  30,000                37,386
BankBoston Corp.
 6.625%, 12/1/2005                                 27,000                29,954
Bank of Montreal
 7.80%, 4/1/2007                                   21,000                24,769
Banque Nationale de Paris-NY
 7.20%, 1/15/2007                                  40,000                46,485
Banque Paribas NY
 6.95%, 7/22/2013                                  40,000                48,809
Citicorp
 6.75%, 8/15/2005                                  25,000                27,487
Credit Suisse First Boston USA Inc.
 5.875%, 8/1/2006                                  40,000                43,964
NBD Bancorp, Inc.
 7.125%, 5/15/2007                                 35,000                40,440
National City Bank Pennsylvania
 7.25%, 10/21/2011                                 20,000                24,395
Northern Trust Co.
 4.60%, 2/1/2013                                    2,925                 3,059
 6.65%, 11/9/2004                                  25,000                26,811
Royal Bank of Scotland
 6.375%, 2/1/2011                                  40,775                47,889
Scotland International Finance
(4)8.85%, 11/1/2006                                28,000                33,261
Societe Generale-NY
 7.40%, 6/1/2006                                   40,000                45,812
SunTrust Bank
 7.25%, 9/15/2006                                  54,000                62,219
US Bank NA Minnesota
 5.625%, 11/30/2005                                50,000                54,564
Wachovia Corp.
 5.625%, 12/15/2008                                55,000                63,104
Washington Mutual, Inc.
 7.50%, 8/15/2006                                  40,000                46,304
Wells Fargo & Co.
 6.375%, 8/1/2011                                  15,000                17,628
Wells Fargo Bank NA
 6.45%, 2/1/2011                                   35,000                41,031
Brokerage (0.2%)
Dean Witter, Discover & Co.
 6.75%, 10/15/2013                                 25,775                30,649
Dean Witter, Discover & Co. MTN
 7.07%, 2/10/2014                                  17,500                21,328

Finance Companies (1.9%)
American General Financial
 7.45%, 1/15/2005                                  55,000                59,963
General Electric Capital Corp.
 8.125%, 5/15/2012                                 30,000                38,009
General Motors Acceptance Corp.
 6.00%, 4/1/2011                                   27,370                26,487
Heller Financial Inc.
 8.00%, 6/15/2005                                  40,000                44,801
Household Finance Corp.
 6.375%, 10/15/2011                                50,000                56,952
LB-UBS Commercial
 Mortgage Trust
 6.462%, 3/15/2031                                 16,325                19,091

--------------------------------------------------------------------------------
                                                     Face                Market
                                                   Amount                Value*
Wellington Fund                                     (000)                 (000)
--------------------------------------------------------------------------------
Mercury General Corp.
 7.25%, 8/15/2011                                  20,000                23,006
Norwest Financial, Inc.
 6.25%, 12/15/2007                                 35,000                40,661
Pitney Bowes Credit Corp.
 8.55%, 9/15/2009                                  41,890                53,845
Frank Russell Co.
(4)5.625%, 1/15/2009                               30,000                33,444
Toyota Motor Credit Corp.
 5.50%, 12/15/2008                                 50,000                56,441

Insurance (3.8%)
ACE Capital Trust II
 9.70%, 4/1/2030                                   20,000                26,911
ACE INA Holdings Inc.
 8.20%, 8/15/2004                                  39,000                41,631
Allstate Corp.
 7.20%, 12/1/2009                                  40,000                48,879
Ambac, Inc.
 7.50%, 5/1/2023                                   25,000                28,866
American International Group, Inc.
(4)6.30%, 5/10/2011                                60,000                68,942
Aon Corp.
 6.90%, 7/1/2004                                   48,000                50,062
Cincinnati Financial Corp.
 6.90%, 5/15/2028                                  40,500                46,025
Farmers Exchange Capital
(4)7.05%, 7/15/2028                                25,000                21,208
First Colony Corp.
 6.625%, 8/1/2003                                  35,955                36,250
Florida Windstorm Underwriters
(4)7.125%, 2/25/2019                               55,000                66,652
General Re Corp.
 9.00%, 9/12/2009                                  32,000                41,362
John Hancock Financial Services
 5.625%, 12/1/2008                                 16,080                17,877
Hartford Financial Services
 Group Inc.
 7.90%, 6/15/2010                                  35,000                42,675
Jackson National Life Insurance Co.
(4) 8.15%, 3/15/2027 39,480 49,898
Liberty Mutual Insurance Co.
(4)7.875%, 10/15/2026                              56,210                47,351
Marsh & McLennan Cos. Inc.
 6.25%, 3/15/2012                                  50,000                57,930
Metropolitan Life Insurance Co.
(4) 7.70%, 11/1/2015                               51,000                63,660
Prudential Insurance Co.
(4)7.65%, 7/1/2007                                 20,000                23,278
St. Paul Cos. Inc.
 5.75%, 3/15/2007                                  20,000                21,696
Torchmark Corp.
 7.875%, 5/15/2023                                 45,000                55,870
XL Capital Ltd.
 6.50%, 1/15/2012                                  50,000                57,221
Financial Other (0.5%)
National City Bank Columbus
 7.25%, 7/15/2010                                  25,000                29,780
Spieker Properties LP Corp.
 7.65%, 12/15/2010                                 25,000                29,892
Sun Canada Financial Co.
(4)6.625%, 12/15/2007                              40,000                44,476
Transamerica Financial Corp.
 6.40%, 9/15/2008                                  29,265                31,868
                                                                  --------------
                                                                      2,431,951
                                                                  --------------

Industrial (10.4%)
Basic Industry (0.9%)
Alcan Inc.
 7.25%, 3/15/2031                                  14,425                18,659
Alcoa Inc.
 7.375%, 8/1/2010                                  40,000                48,602
BHP Finance USA Ltd.
 7.25%, 3/1/2016                                   15,000                19,388
E.I. du Pont de Nemours & Co.
 6.75%, 10/15/2004                                 40,000                42,867
MeadWestvaco Corp.
 6.85%, 4/1/2012                                   20,000                23,388
PPG Industries, Inc.
 6.875%, 2/15/2012                                 13,600                15,743
Rohm & Haas Co.
(3)9.80%, 4/15/2020                                12,750                17,014
Weyerhaeuser Co.
 6.00%, 8/1/2006                                   30,000                32,803

Capital Goods (1.2%)
Caterpillar Financial
 Services Corp.
 7.59%, 12/10/2003                                 40,000                41,244
Deere & Co.
 6.55%, 7/15/2004                                  16,005                16,882
Emerson Electric Co.
 6.30%, 11/1/2005                                  13,875                15,352
Honeywell International Inc.
 7.50%, 3/1/2010                                   41,000                50,479
Masco Corp.
 6.75%, 3/15/2006                                  40,000                44,745
Minnesota Mining &
 Manufacturing Corp.
 6.375%, 2/15/2028                                 30,000                35,274
Rockwell International Corp.
 7.875%, 2/15/2005                                 17,000                18,600

--------------------------------------------------------------------------------
                                                     Face                Market
                                                   Amount                Value*
Wellington Fund                                     (000)                 (000)
--------------------------------------------------------------------------------
Snap-On Inc.
 6.25%, 8/15/2011                                  34,990                40,097
United Technologies Corp.
 6.625%, 11/15/2004                                36,500                39,096

Communication (1.4%)
AT&T
 7.00%, 11/15/2006                                 40,000                43,899
BellSouth Corp.
 6.00%, 10/15/2011                                 15,000                17,239
BellSouth Telecommunications
 5.875%, 1/15/2009                                 15,000                17,019
Chesapeake & Potomac
 Telephone Co. (MD)
 7.15%, 5/1/2023                                   10,000                11,629
Chesapeake & Potomac
 Telephone Co. (VA)
 7.625%, 12/1/2012                                 16,400                20,596
Comcast Cable
 Communications, Inc.
 6.875%, 6/15/2009                                 40,000                46,004
Cox Communications, Inc.
 7.75%, 8/15/2006                                  30,000                34,453
GTE North, Inc.
 6.90%, 11/1/2008                                  30,000                35,182
GTE Southwest, Inc.
 6.00%, 1/15/2006                                  30,000                32,924
Illinois Bell Telephone Co.
 6.625%, 2/1/2025                                  27,725                30,009
New York Telephone Co.
 7.25%, 2/15/2024                                  20,000                21,660
Southwestern Bell
 Telephone Co.
 7.25%, 7/15/2025                                  25,000                26,090
Southwestern Bell
 Telephone Co. MTN
 7.60%, 4/26/2007                                   7,000                 8,224
Telecomunicaciones de
 Puerto Rico
 6.65%, 5/15/2006                                  13,000                14,265

Consumer Cyclical (1.2%)
DaimlerChrysler North America
 Holding Corp.
 7.40%, 1/20/2005                                  30,000                32,474
Walt Disney Co.
 6.375%, 3/1/2012                                  20,000                22,837
 7.30%, 2/8/2005                                   30,000                32,588
McDonald's Corp.
 7.375%, 7/15/2033                                 15,000                15,784
Target Corp.
 7.50%, 2/15/2005                                  45,000                49,416
Time Warner Inc.
 6.95%, 1/15/2028                                  15,000                16,086
 7.57%, 2/1/2024                                   20,000                22,701
Viacom Inc.
 7.70%, 7/30/2010                                  40,000                50,096
Wal-Mart Stores, Inc.
 4.55%, 5/1/2013                                   23,000                24,196
 6.875%, 8/10/2009                                 12,000                14,497
Wendy's International, Inc.
 6.35%, 12/15/2005                                 25,500                27,981
Consumer Noncyclical (2.4%)
Abbott Laboratories
 5.625%, 7/1/2006                                  20,000                22,213
Anheuser-Busch Cos., Inc.
 7.00%, 12/1/2025                                  30,000                34,109
Becton, Dickinson & Co.
 8.70%, 1/15/2025                                  20,000                22,216
Bristol-Myers Squibb
 5.75%, 10/1/2011                                  35,000                39,242
CPC International, Inc.
 6.15%, 1/15/2006                                   6,790                 7,540
The Coca-Cola Co.
 4.00%, 6/1/2005                                   40,000                41,921
Diageo PLC
 3.50%, 11/19/2007                                 30,000                31,154
Fortune Brands Inc.
 6.25%, 4/1/2008                                   40,000                45,980
Kimberly-Clark Corp.
 6.375%, 1/1/2028                                  30,000                35,262
Kraft Foods Inc.
 4.625%, 11/1/2006                                 50,000                52,904
Pepsi Bottling Holdings Inc.
(4)5.625%, 2/17/2009                               40,000                45,391
Procter & Gamble Co. ESOP
 9.36%, 1/1/2021                                   60,945                86,975
SmithKline Beecham MTN
 7.375%, 4/15/2005                                 15,000                16,586
Unilever Capital Corp.
 7.125%, 11/1/2010                                 33,000                40,284
Warner Lambert
 6.00%, 1/15/2008                                  20,000                22,961
Zeneca Wilmington Inc.
 7.00%, 11/15/2023                                 26,000                32,177

Energy (1.0%)
Amoco Corp.
 6.50%, 8/1/2007                                   25,000                28,967
Anadarko Petroleum Corp.
 3.25%, 5/1/2008                                   30,000                30,455
Baker Hughes Inc.
 6.875%, 1/15/2029                                 40,000                48,816

--------------------------------------------------------------------------------
                                                     Face                Market
                                                   Amount                Value*
Wellington Fund                                     (000)                 (000)
--------------------------------------------------------------------------------
Conoco Inc.
 6.35%, 4/15/2009                                  40,000                46,726
Norsk Hydro AS
 9.00%, 4/15/2012                                  20,000                26,688
Phillips Petroleum Co.
 8.50%, 5/25/2005                                  15,000                16,926
 9.375%, 2/15/2011                                 20,000                26,711
Talisman Energy, Inc.
 7.125%, 6/1/2007                                  10,000                11,215

Technology (0.4%)
Hewlett-Packard Co.
 7.15%, 6/15/2005                                  50,000                55,265
International Business
 Machines Corp.
 8.375%, 11/1/2019                                 25,000                33,982

Telecommunications (0.2%)
Vodafone Group PLC 5.375%, 1/30/2015               35,000                37,581

Transportation (1.2%)
CSX Corp.
 7.45%, 5/1/2007                                   29,460                34,407
Continental Airlines, Inc.
 6.648%, 3/15/2019                                 29,003                26,393
 6.90%, 1/2/2018                                   25,466                23,174
ERAC USA Finance Co.
(4)7.35%, 6/15/2008                                21,805                25,280
Federal Express Corp.
 6.72%, 1/15/2022                                  44,748                52,044
Norfolk Southern Corp.
 8.375%, 5/15/2005                                 25,000                28,030
PSA Corp. Ltd.
(4)7.125%, 8/1/2005                                50,000                55,237
Southwest Airlines Co.
 7.54%, 6/29/2015                                  30,772                36,524

Industrial Other (0.5%)
Johnson Controls, Inc.
 7.125%, 7/15/2017                                 36,300                44,703
Stanford University
 6.875%, 2/1/2024                                  34,745                42,442
 7.65%, 6/15/2026                                  29,000                38,176
                                                                  --------------
                                                                      2,534,739
                                                                  --------------
Utilities (2.8%)
Electric Utilities (1.9%)
Carolina Power & Light Co.
 5.95%, 3/1/2009                                   20,000                22,815
Central Illinois Public Service
 6.125%, 12/15/2028                                54,000                58,890
Consolidated Edison Co.
 of New York, Inc.
 6.45%, 12/1/2007                                  20,000                23,202
Duke Energy Corp.
 7.00%, 7/1/2033                                   10,000                10,272
Exelon Corp.
 6.95%, 6/15/2011                                  45,000                52,554
Indiana Michigan Power Co.
 6.875%, 7/1/2004                                  30,000                31,459
Kansas City Power & Light
 7.125%, 12/15/2005                                40,000                44,702
National Rural Utilities
 Cooperative Finance Corp.
 5.75%, 12/1/2008                                  50,000                55,188
PacifiCorp
 6.625%, 6/1/2007                                  20,500                23,312
Southern Investments UK PLC
 6.80%, 12/1/2006                                  35,000                38,299
Virginia Electric Power
 5.75%, 3/31/2006                                  25,000                27,462
 7.625%, 7/1/2007                                  16,200                19,289
Wisconsin Electric
 4.50%, 5/15/2013                                  21,565                22,547
Wisconsin Power & Light Co.
 7.625%, 3/1/2010                                  20,000                23,591

Natural Gas (0.4%)
British Transco Finance
 6.625%, 6/1/2018                                  50,000                57,915
PanEnergy Corp.
 7.00%, 10/15/2006                                 25,000                27,286
Wisconsin Gas Co.
 6.60%, 9/15/2013                                  13,100                15,318

Utility Other (0.5%)
Atlantic City Electric Co.
(1)7.00%, 9/1/2023                                 18,000                19,508
Washington Gas Light Co. MTN
 6.15%, 1/26/2026                                  43,500                46,471
Wisconsin Public Service
 6.08%, 12/1/2028                                  45,000                50,813
                                                                  --------------
                                                                        670,893
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $5,112,716)                               5,739,893
--------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(0.8%)
--------------------------------------------------------------------------------
Bayerische Landesbank-NY
 6.375%, 10/15/2005                                25,000                27,566
British Columbia
 4.30%, 5/30/2013                                  40,000                41,981
Deutsche Ausgleichbank
 7.00%, 6/23/2005                                  50,000                55,011

--------------------------------------------------------------------------------
                                                     Face                Market
                                                   Amount                Value*
Wellington Fund                                     (000)                 (000)
--------------------------------------------------------------------------------
KFW International Finance
 7.00%, 3/1/2013                                   10,000                12,444
Westdeutsche Landesbank-NY
 6.75%, 6/15/2005                                  50,000                54,606
--------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
 (Cost $133,924)                                                        191,608
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.5%)
--------------------------------------------------------------------------------
Asset Securitization Corp.
(3) 7.49%, 4/14/2029                               20,000                23,267
Bank of America Mortgage Securities
 Mortgage Certificates
(3) 4.875%, 1/15/2013                              20,000                21,153
DLJ Mortgage Acceptance Corp.
(3)(4)6.82%, 9/15/2007                             24,939                28,121
(3)(4)7.60%, 5/15/2030                             34,410                39,224
Nomura Asset Securities Corp.
(3) 6.69%, 8/16/2011                               13,000                15,225
--------------------------------------------------------------------------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
 (Cost $114,954)                                                        126,990
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.3%)
--------------------------------------------------------------------------------
Chelan County Washington
Public Utility District
(1)7.07%, 6/1/2007                                 10,000                11,736
(1)7.10%, 6/1/2008                                 12,000                14,364
Oakland CA Pension Obligation
(1)6.98%, 12/15/2009                                7,801                 9,432
Southern California Public
Power Auth.
(2)6.93%, 5/15/2017                                30,000                37,176
--------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
 (Cost $59,801)                                                          72,708
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.3%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 1.33%, 6/2/2003--Note G                         $106,688             $ 106,688
 1.33%, 6/2/2003                                  698,429               698,429
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $805,117)                                                        805,117
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
 (Cost $21,085,120)                                                  24,302,801
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    209,929
Liabilities-- Note G                                                   (184,044)
                                                               -----------------
                                                                         25,885
                                                               -----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $24,328,686
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).
(2)Scheduled principal and interest payments are guaranteed by FSA (Financial Security Assurance).
(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(4)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2003, the aggregate value of these securities was $645,423,000, representing 2.7% of net assets.

ADR--American Depositary Receipt.
MTN--Medium-Term Note.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                         Amount
                                                                          (000)
--------------------------------------------------------------------------------
AT MAY 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                     $21,232,192
Undistributed Net Investment Income                                     108,818
Accumulated Net Realized Losses                                        (230,005)
Unrealized Appreciation                                               3,217,681
--------------------------------------------------------------------------------
NET ASSETS                                                          $24,328,686
================================================================================
Investor Shares--Net Assets
Applicable to 800,070,526 outstanding $.001
 par value  shares of  beneficial interest
 (unlimited authorization)                                          $21,083,046
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                                         $26.35
--------------------------------------------------------------------------------
Admiral Shares--Net Assets
Applicable to 71,287,760 outstanding $.001
 par value  shares of  beneficial interest
 (unlimited authorization)                                           $3,245,640
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 ADMIRAL SHARES                                                          $45.53
================================================================================
See Note E in Notes to Financial Statements for the tax basis components of net assets.

Statement of Operations

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                Wellington Fund
                                                  Six Months Ended May 31, 2003
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends                                                            $ 178,034
 Interest                                                               217,525
 Security Lending                                                           806
--------------------------------------------------------------------------------
  Total Income                                                          396,365
--------------------------------------------------------------------------------
Expenses
 Investment Advisory Fees--Note B
  Basic Fee                                                               4,264
  Performance Adjustment                                                  1,316
The Vanguard Group--Note C
 Management and Administrative
  Investor Shares                                                        30,187
  Admiral Shares                                                          2,562
 Marketing and Distribution
  Investor Shares                                                         1,245
  Admiral Shares                                                            162
Custodian Fees                                                               84
Shareholders' Reports and Proxies
 Investor Shares                                                            494
 Admiral Shares                                                              36
Trustees' Fees and Expenses                                                  17
--------------------------------------------------------------------------------
 Total Expenses                                                          40,367
 Expenses Paid Indirectly--Note D                                        (2,357)
--------------------------------------------------------------------------------
 Net Expenses                                                            38,010
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   358,355
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                 (195,795)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
 INVESTMENT SECURITIES                                                1,206,159
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $1,368,719
================================================================================

Statement of Changes in Net Assets

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                         Wellington Fund
                                               ---------------------------------
                                               Six Months                  Year
                                                    Ended                 Ended
                                             May 31, 2003         Nov. 30, 2002
                                                    (000)                 (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                          $ 358,355             $ 760,194
 Realized Net Gain (Loss)                        (195,795)              (32,965)
 Change in Unrealized Appreciation(Depreciation)1,206,159            (1,822,934)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
 from Operations                                1,368,719            (1,095,705)
--------------------------------------------------------------------------------
Distributions
 Net Investment Income
  Investor Shares                                (316,325)             (688,391)
  Admiral Shares                                  (49,217)              (92,614)
 Realized Capital Gain*
  Investor Shares                                      --              (857,749)
  Admiral Shares                                       --               (98,110)
--------------------------------------------------------------------------------
  Total Distributions                            (365,542)           (1,736,864)
--------------------------------------------------------------------------------
Capital Share Transactions--Note H
 Investor Shares                                  209,541               638,277
 Admiral Shares                                   186,843               973,488
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
   Share Transactions                             396,384             1,611,765
--------------------------------------------------------------------------------
 Total Increase (Decrease)                      1,399,561            (1,220,804)
--------------------------------------------------------------------------------
Net Assets
 Beginning of Period                           22,929,125            24,149,929
--------------------------------------------------------------------------------
 End of Period                                $24,328,686           $22,929,125
================================================================================
*Includes fiscal 2003 and 2002 short-term gain distributions totaling $0 and $138,987,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Financial Highlights

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Wellington Fund Investor Shares
-----------------------------------------------------------------------------------------------
                                      Six Months Ended             Year Ended November 30,
                                               May 31,   --------------------------------------
For a Share Outstanding Throughout Each Period    2003    2002    2001    2000    1999     1998
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $25.27  $28.41  $28.83  $29.62  $32.29   $31.05
-----------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                             .39    .837     .97    1.07    1.13     1.13
 Net Realized and Unrealized Gain (Loss)
  on Investments                                  1.09  (1.986)   1.10     .79    (.14)    2.86
-----------------------------------------------------------------------------------------------
  Total from Investment Operations                1.48  (1.149)   2.07    1.86     .99     3.99
-----------------------------------------------------------------------------------------------
Distribution
 Dividends from Net Investment Income             (.40)  (.870)  (1.01)  (1.15)  (1.22)   (1.18)
 Distributions from Realized Capital Gains          --  (1.121)  (1.48)  (1.50)  (2.44)   (1.57)
------------------------------------------------------------------------------------------------
  Total Distributions                             (.40) (1.991)  (2.49)  (2.65)  (3.66)   (2.75)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $26.35  $25.27  $28.41  $28.83  $29.62    $32.29
Total Return                                     6.00%  -4.27%   7.62%   6.93%   3.58%    13.84%
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)          $21,083 $20,007 $21,864 $22,524 $25,846   $25,829
 Ratio of Total Expenses to Average Net Assets   0.38%*  0.36%   0.36%   0.31%   0.30%     0.31%
 Ratio of Net Investment Income to
  Average Net Assets                             3.19%*  3.18%   3.42%   3.77%   3.74%     3.68%
 Portfolio Turnover Rate                           32%*    25%     33%     33%     22%       29%
================================================================================================
*Annualized.

Wellington Fund Admiral Shares
--------------------------------------------------------------------------------
                                               Six Months       Year
                                                    Ended      Ended May 14* to
                                                  May 31,   Nov. 30,   Nov. 30,
For a Share Outstanding Throughout Each Period       2003       2002       2001
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $43.66     $49.08     $50.00
--------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                               .703      1.494       .940
 Net Realized and Unrealized Gain (Loss)
  on Investments                                    1.886     (3.425)    (1.045)
--------------------------------------------------------------------------------
  Total from Investment Operations                  2.589     (1.931)     (.105)
--------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income               (.719)    (1.552)     (.815)
 Distributions from Realized Capital Gains             --     (1.937)        --
--------------------------------------------------------------------------------
  Total Distributions                               (.719)    (3.489)     (.815)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $45.53     $43.66     $49.08
================================================================================
Total Return                                        6.08%     -4.15%     -0.12%
================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)              $3,246     $2,922     $2,286
 Ratio of Total Expenses to Average Net Assets 0.24%** 0.26% 0.28%** Ratio of Net Investment Income to
  Average Net Assets                                3.33%**    3.30%     3.44%**
 Portfolio Turnover Rate                              32%**      25%        33%
================================================================================
*Inception.
**Annualized.


See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Certain of the portfolio's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.
     2. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.
     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Credit A or Better Bond Index. For the six months ended May 31, 2003, the advisory fee represented an effective annual basic rate of 0.04% of the fund's average net assets before an increase of $1,316,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2003, the fund had contributed capital of $4,157,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 4.16% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $2,330,000 and $27,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2002, the fund had available realized losses of $32,965,000 to offset future net capital gains through November 30, 2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.
     At May 31, 2003, net unrealized appreciation of investment securities for tax purposes was $3,217,681,000, consisting of unrealized gains of $4,204,360,000 on securities that had risen in value since their purchase and $986,679,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended May 31, 2003, the fund purchased $3,323,994,000 of investment securities and sold $3,312,076,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $643,531,000 and $223,992,000, respectively.

G. The market value of securities on loan to broker/dealers at May 31, 2003, was $227,554,000, for which the fund held as collateral cash of $106,688,000 and U.S. Treasury securities with a market value of $125,753,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.


H. Capital share transactions for each class of shares were:

-----------------------------------------------------------------------------------------------------
                                              Six Months Ended                      Year Ended
                                                May 31, 2003                    November 30, 2002
                                           ------------------------        --------------------------
                                             Amount         Shares            Amount          Shares
                                              (000)          (000)             (000)           (000)
-----------------------------------------------------------------------------------------------------
Investor Shares
 Issued                                  $1,387,438         56,647        $3,461,399         130,767
 Issued in Lieu of Cash Distributions       298,758         12,307         1,474,734          55,452
 Redeemed                                (1,476,655)       (60,692)       (4,297,856)       (164,084)
                                        -------------------------------------------------------------
  Net Increase (Decrease)--Investor Shares  209,541          8,262           638,277          22,135
                                        -------------------------------------------------------------
Admiral Shares
 Issued                                     375,044          8,864         1,207,851          25,812
 Issued in Lieu of Cash Distributions        44,124          1,053           173,723           3,792
 Redeemed                                  (232,325)        (5,557)         (408,086)         (9,254)
                                        -------------------------------------------------------------
  Net Increase (Decrease)--Admiral Shares   186,843          4,360           973,488          20,350
-----------------------------------------------------------------------------------------------------

INVESTING IS FAST AND EASY ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com(R) was built for you--and it's getting better all the time.

Manage  Your  Investments  With  Ease
Log on to Vanguard.com and:
* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
*    Check your overall asset allocation, no matter where your assets are held.
*    Compare your holdings with industry benchmarks.
*    Analyze your personal performance.
* Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)
* Set up a Watch List to make it easy to track funds and securities of interest.

Plan Your  Investments  With Confidence
Go to our Planning & Advice and Research Funds & Stocks sections and:
* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.
*    Find out how much you should save for retirement and for college costs.
* Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.
* Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.
*    Attend our quarterly PlainTalk webcasts on investing.


Find out what Vanguard.com can do for you. Log on today!

Capitalize on Your IRA
Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers. Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

- Contribute the maximum amount each year.
It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

- Make it automatic.
Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

- Consider cost.
The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

- Request a direct rollover when you change jobs.
Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

================================================================================
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.

=========================================================================================================================
JOHN J. BRENNAN*        Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
(1987)                  and of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS        The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates
(2001)                  (international business strategy consulting); Successor Trustee of Yale University; Overseer of
                        the Stern School of Business at New York University; Trustee of the Whitehead Institute for
                        Biomedical Research.

RAJIV L. GUPTA          Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September 1999),
(2001)                  and Vice President (prior to September 1999) of Rohm and Haas Co. (chemicals); Director of
                        Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board
                        Member of the American Chemistry Council; Trustee of Drexel University.

JOANN HEFFERNAN HEISEN  Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson &
(1998)                  Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and
                        Women's Research and Education Institute.

BURTON G. MALKIEL       Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard
(1977)                  Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland)
                        Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                        America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and
                        NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR.   Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
(1993)                  trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).

J. LAWRENCE WILSON      Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
(1985)                  Cummins Inc. (diesel engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp.
                        (pharmaceutical distribution); Trustee of Vanderbilt University.
-------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON       Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September
                        1997); Secretary of The Vanguard Group and of each of the investment companies served by The
                        Vanguard Group; Principal of The Vanguard Group (prior to September 1997).

THOMAS J. HIGGINS       Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[Vanguard Ship Logo]
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard,  The  Vanguard  Group,  Vanguard.com,   Admiral,   Consolidated  View,
PlainTalk, Wellington, Vanguard IRA, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

About Our Cover
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

For More Information
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor Account Services
1-800-662-2739

Institutional Investor Services
1-800-523-1036

Text Telephone
1-800-952-3335

(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q212 072003

Item 2: Code(s) of Ethics for senior financial officers - Item not applicable to semi-annual report.

Item 3: Audit Committee Financial Expert - Item not applicable to semi-annual report.

Item 4: Principal Accountant Fees and Services - Item not applicable to semi-annual report.

Item 5: Not Applicable.

Item 6: Reserved.

Item 7: Not applicable.

Item 8: Reserved.

Item 9: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits attached hereto.  (Attach certifications as exhibits)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD WELLINGTON FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  July 8, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD WELLINGTON FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date: :  July 8, 2003

       VANGUARD WELLINGTON FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date: :  July 8, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.